UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/12

Item 1.  Reports to Stockholders.

Altegris Managed Futures Strategy Fund

Annual Report

August 2012

Fund Overview

For the fiscal year ended June 2012, the Altegris Managed Futures Strategy Fund’s Class I shares returned +0.42% and Class A (NAV) shares returned +0.21%, both with an annualized volatility1 of 6.88%.  During this same period, the BofA Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark) returned +0.05%.  By way of comparison, the Altegris 40 Index, which tracks the performance of 40 of the largest managed futures programs as reported to the Altegris database, was down -2.43%, with volatility of 7.21%. Ongoing global volatility was reflected by the MSCI World Index and S&P 500 TR return profiles. Specifically, the MSCI World Index of global stocks returned -8.70% and realized an annualized volatility of 20.97%, and the S&P 500 Total Return Index returned +5.44% with volatility of 17.40%. While returns for the Fund were muted, they were accomplished with less than half of the volatility of these equity indices.

The Fund seeks to generate absolute returns in both rising and falling markets while experiencing less volatility than the major equity market indices. The Fund aims to achieve this objective by providing investors with liquid exposure to best-of-breed managers within the managed futures strategy as represented by the Altegris 40 Index of premier managed futures managers. Managed futures typically comprise highly technical strategies in which managers utilize proprietary, model-based trading systems to identify market trends and react to corresponding price movements by trading in deep, liquid markets around the world.

For the period, the global investment environment was extraordinarily difficult and was characterized by a lack of sustainable trends in aggregate.  Despite these difficulties, we are pleased to have met the Fund’s performance and volatility objectives and to have outperformed relevant benchmarks over the fiscal year under review.  We look forward to transitioning to an environment that may create the opportunity for delivering more significant absolute returns.

1 Annualized volatility defined as standard deviation of returns

Figure 1

Altegris Managed Futures Strategy Fund Performance Review | August 26, 2010–June 30, 2012

	Annualized		Quarterly Returns
	1-year	Since Inception*	Q2 2012	Q1 2012	Q4 2011	Q3 2011
Class A (NAV)	0.21%	-1.85%	2.01%	-3.28%	-1.61%	3.23%
Class A (max load)**	-5.59%	-4.95%	-3.89%	-8.88%	-7.31%	-2.75%
Class C (NAV)	-0.63%	-6.83%	1.71%	-3.50%	-1.72%	3.02%
Class I (NAV)	0.42%	-1.61%	2.00%	-3.17%	-1.51%	3.22%
BofA Merrill Lynch 3 Month T-Bill Index	0.05%	0.10%	0.02%	0.01%	0.00%	0.02%
Altegris 40 Index	-2.43%	-0.01%	-1.36%	-1.57%	-2.75%	3.32%

* The inception date of Class A and Class I is 08/26/10; the inception date of Class C is 02/01/11. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. Returns for periods longer than one year are annualized.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. See prospectus for more information.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2013, to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement will not exceed 1.90% for Class A, 1.65% for Class I and 2.65% for Class C shares, as of the current prospectus dated November 1, 2011. The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.90% for Class A, 3.63% for Class I and 4.67% for Class C. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888)524-9441.

Portfolio Allocations

The Fund endeavors to generate strong, non-correlated returns regardless of the direction of the broader securities markets. The Fund seeks to achieve this objective by utilizing the capabilities of the Fund’s experienced portfolio managers to deliver robust asset allocation and manager selection.

The Fund provides managed futures exposure via investments in two primary managed futures sub-strategies: trend following and specialized. The most prevalent managed futures strategy, trend following is, as the name implies, an approach that generally profits most from clear, prolonged price trends of several months or more. Trend following managers make up approximately 75% of the Altegris 40 Index, and the Fund intends to maintain an allocation to this sub-strategy ranging from 60% to 100%. Specialized managers, on the other hand, are a diverse subset of the managed futures universe in which managers may employ a wide variety of trading approaches, including discretionary macro, short-term systematic, counter-trend and other strategies. These strategies comprise approximately 25% of the Altegris 40 Index, and the Fund intends to maintain an exposure to this area ranging from 0% to 40%.

At the end of the period, the Fund portfolio held allocations to securities that accessed the following managers:

Figure 2

Managed Futures Securities Exposure

Holdings[1]	Manager & Program	Sub-Strategy	Date Funded	6/30/11 Allocation[2]	6/30/12 Allocation[2]
WNTN Class	Winton Capital Management – Diversified Trading Program	Trend Following	9/1/2010	35.00%	35.00%
Abraham Class	Abraham Trading Company – Diversified Program	Trend Following	9/30/2010	15.00%	7.50%
Class Altis	Altis Partners (Jersey) Limited – Global Futures Portfolio	Trend Following	9/29/2010	10.00%	7.50%
Class Welton	Welton Investment Corporation – Global Directional Portfolio	Trend Following	9/27/2010	15.00%	7.50%
Lynx Class	Lynx Asset Management AB – Trading Program	Trend Following	9/28/2011	NA	7.50%
QIM Class	Quantitative Investment Management – Global Program	Specialized	9/29/2010	25.00%	20.00%
DTP Class	Capital Fund Management (CFM) – Discus Program	Specialized	6/19/2012	NA	10.00%
CCP Class	Cantab Capital Partners – CCP Quantitative Fund – Aristarchus Program	Specialized	6/28/2012	NA	5.00%

The portfolio holdings, investment strategies, and allocations are presented to illustrate examples of the managed futures securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice. The Fund also holds fixed income securities, cash, and cash equivalents which are excluded from the allocation of assets shown above.

.   Fund holdings are classes of the Alternative Strategies Ltd, an Underlying Pool in which the Fund invests through a wholly-owned subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary, which will invest in the classes of the managed futures securities issued by an Underlying Pool. Each class corresponds to the performance of a managed account at the Underlying Pool with the aim of providing aggregate exposure to the managed futures programs selected by Altegris Advisors as if 100% of the Fund’s net assets were invested in the programs. Managed futures exposures are subject to change at any time.

2. As a percentage of Managed Futures strategy allocation, excluding cash, cash equivalents and Fixed Income strategy securities.

Portfolio Allocation Changes

During the 12-month period, the portfolio of managed futures securities was expanded from five to eight allocations, with the addition of Class Lynx in September 2011 and Class CFM and Class Cantab at the end of the timeframe in June 2012.  These securities access managers Lynx Asset Management (“Lynx”), Capital Fund Management (“CFM”) and Cantab Capital Partners (“Cantab”), respectively.  The primary goal of these changes was to provide enhanced diversification among trend following and specialized strategies while continuing to provide access to market-leading alternative managers.

Lynx indeed fits these criteria, as it is one of the world’s leading managed futures managers, with a track record dating back to 2000. While predominantly trend following in nature, the manager’s program also utilizes counter-trend, intermarket and short-term systems that seek to improve potential risk-adjusted returns and enhance performance in non-trending market environments.

Similarly, CFM’s Discus Program has one of the longest track records of any alternative investment manager, dating back to 1991. Supported by a strong organization and a cohesive management team, is a preeminent short-term systematic strategy that Altegris has known and researched for more than a decade, and it has only recently become available again to select investors.

Like CFM, Cantab is a prominent systematic CTA with what Altegris considers to be a differentiated investment strategy and an exemplary track record. With roots in Goldman Sachs’ Quantitative Strategies Group, Cantab’s founders have created a unique specialized approach that is backed by an institutional infrastructure.

As shown in the table above, the allocations to these three new classes were funded by reduced allocations to Class Altis, Class Welton and Class Abraham throughout the period.  The Fund’s allocation to Class QIM was also reduced at the end of the period after significant outperformance, as detailed in the Fund and Manager Performance section below.  These additions include managers not originally available to the Fund at its inception, due to lack of investment capacity (in the case of CFM) or investment minimum restrictions (in the cases of Cantab and Lynx). Access to these new managers reflects our ability to adapt the portfolio to incorporate what we believe is the very best investment talent available at a given time.

Market Commentary

The 12-month span starting in Q3 2011 and ending Q2 2012 was a tumultuous period for investors. The markets’ choppy price action throughout the year was driven mainly by a European sovereign debt crisis that repeatedly gained intensity and receded, only to re-emerge as seemingly more threatening.  For long stretches of time—especially in the second half of 2011—investor sentiment was dictated in large part by the actions or inaction of regulators and politicians attempting to manage the potential break-up of the Eurozone and, on the other side of the Atlantic, an uncertain and sometimes sputtering US economic recovery. Through Q3 and Q4 2011, frequent and dramatic policy interventions and an S&P downgrade of the United States disrupted normal price movements.

At the start of 2012, however, there appeared to be a light at the end of the tunnel. Amid growing optimism about a possible resolution of the European crisis, markets were greeted in Q1 with a series of data releases suggesting real economic improvement in the United States. With conditions normalizing, economic fundamentals began to reassert themselves in global markets. Unfortunately, those fundamentals quickly turned negative, with disappointing data releases from the United States and China in early Q2. Conditions worsened considerably from there as the prospects of a Greek exit from the euro inched closer to reality and the European crisis made a dangerous leap across firewalls to Spain. At that point, the inability of governments to intercede with meaningful policy responses left the market at the mercy of new recessionary fears until the final day of the quarter, when European politicians finally overcame their indecisiveness and announced what they characterized as a breakthrough agreement—sparking a broad and powerful market rally on the last day of Q2 2012.

The result of these turbulent conditions was a repeated cycle of relatively rapid fluctuations between risk-on and risk-off positioning on the part of investors. The most dramatic shift occurred in Q2 2012, when investors who had assumed a risk-on profile amid the optimism of Q1 were forced by the sudden market downturn to revert quickly back to risk off.

Fund and Manager Performance

The Fund’s performance during the 12-month timeframe exhibited the opportunism that is characteristic of a diverse, multi-manager managed futures strategy. This is because, by design, the Fund allocates to securities that access a varied group of elite managers in an optimized allocation. Each manager has a distinct investment mandate to trade a wide variety of markets utilizing different timeframes and sector concentrations. As a result, this often leads to contrasting returns over any given period, and this was no exception over the last 12 months.

During the period, with the market frequently swinging back and forth between risk-on and risk-off positioning, and relatively high correlations between asset classes, few sustained trends emerged in the futures space. There was, however, one exception: developed markets fixed income was the lone sustainable trend, as interest rates remained low and reflected the pervasive risk-off undercurrent. As one would expect given the available opportunity set, the managers accessed by the Fund, as a group, were able to successfully profit from long positions in fixed income throughout much of the last 12 months. In fact, amid a time of market uncertainty, long fixed income positions contributed virtually all of the Fund’s positive performance over the last 12 months. Accordingly, the bond sector (i.e. long-term interest rates) represented the most profitable trade for the managers during the period (+8.79%), with rates (i.e. short-term interest rates) contributing modestly (+0.79%) to overall portfolio performance (as illustrated in Figure 3 below). Among the losing trades, foreign exchange—reflecting frequent fluctuations in the euro, Japanese yen and other currencies that proved challenging for trend following managers—had the greatest negative impact on the portfolio, contributing -4.17% to the Fund’s performance, followed by grains (-1.43%) and stock indices (-1.38%). The remaining sectors delivered essentially flat performance during the period. This performance underscores the strategy’s flexibility, as the managers accessed by the Fund through its investment portfolio2, possess the ability to trade in a wide range of liquid asset classes—and to potentially profit in both up and down markets.

2 Fund holdings are classes of the Alternative Strategies Ltd, an Underlying Pool in which the Fund invests through a wholly-owned subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary, which will invest in the classes of managed futures securities as issued by an Underlying Pool. Each class corresponds to the performance of a managed account at the Underlying Pool with the aim of providing aggregate exposure to the managed futures programs selected by Altegris Advisors as if 100% of the Fund’s net assets were invested in the programs. The Fund also holds fixed income securities, cash, and cash equivalents.

Figure 3
Fund Performance Attribution by Sector | Class A | July 1, 2011–June 30, 2012
Past performance is not necessarily indicative of future results.

Class QIM delivered the greatest positive contribution (+3.99%) to the Fund’s overall performance during the period (see Figure 4 below). We are particularly pleased that our decision in March 2011 to increase Fund exposure in Class QIM from 15% to 25% was rewarded in the period under review. At the time of the allocation change, QIM was in the midst of a 21-month drawdown. However, since that decision—which was driven by concern that markets were becoming increasingly volatile—Class QIM recovered that drawdown and provided uncorrelated returns through a tough market environment. The manager generated much of Class QIM’s profits from stock indices—including back-and-forth trading of the S&P—as well as in fixed income.

Conversely, Class Welton was the largest detractor, contributing -1.75% to the Fund’s performance, with losses driven primarily by equity indices and currencies, where their mean-reversion models struggled.  All of the other Classes were slightly negative during the period. Unfortunately, all of the Fund’s Classes were whipsawed on the final day of the period as yet another European bailout was announced, triggering an unexpected market rally.

Overall, the Fund’s combination of diverse strategies successfully delivered uncorrelated returns with relatively low volatility during the 12-month timeframe.

Figure 4
Fund Performance Attribution by Manager | Class A | July 1, 2011–June 30, 2012
Past performance is not necessarily indicative of future results.

Outlook

The ability of each of the managers accessed by the Fund to respond and adapt to changing market conditions in Q2 2012 suggested—for a time at least—that government intervention was giving way to fundamentals as the main driver of market direction, and that, as a result, conditions were becoming more favorable for the models of both short-term and trend following managers. While the policy-driven market rally on the last day of the fiscal year served as a powerful reminder of the continued potential for disruptive government intervention, we remain hopeful that price action will continue to normalize during the remainder of 2012. More broadly, we believe that the ability of the managers to deliver relatively strong risk-adjusted returns in challenging periods such as Q3 2011 and May 2012 demonstrates the value of the strategy in a market environment that remains volatile.

Despite an unclear economic picture, we believe that our portfolio management process and the resulting blend of managers provide the best way to participate in managed futures as an asset class and the potential for the enhanced diversification benefits that it can provide. While performance over the last 12 months was modest, we believe that that the best way to utilize managed futures in a portfolio is not to time the allocation decision, but rather to maintain a steady allocation throughout full market cycles.

We thank you for investing in the Altegris Managed Futures Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris Investments, Inc. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

1309-NLD-08/17/2012

Altegris Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The fund's performance figures* for the period ending June 30, 2012, compared to its benchmark:
		Annualized
		Since Inception
	One Year	August 26, 2010
Altegris Managed Futures Strategy Fund - Class A	0.21%	(1.85)%
Altegris Managed Futures Strategy Fund - Class A with load **	(5.59)%	(4.95)%
Altegris Managed Futures Strategy Fund - Class I	0.42%	(1.61)%
Altegris Managed Futures Strategy Fund - Class C ***	(0.63)%	(6.84)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.05%	0.10%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838

** Class A with load total retrun is calculated using the maximum sales charge of 5.75%.
*** Inception date is February 1, 2011 for Class C shares.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Comparison of the Change in Value of a $10,000 Investment | August 26, 2010–June 30, 2012 Past performance is not necessarily indicative of future results.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
Notes & Bonds	26.3%
Commercial Paper	21.9%
Certificates of Deposit	11.6%
U.S. Government Obligations	9.4%
Discount Agency Notes	8.1%
Purchase Options	0.0%
Other, Cash & Cash Equivalents	22.7%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2012
Principal Amount ($)				Yield (a)		Maturity		Market Value
		SHORT-TERM INVESTMENTS - 77.3%
		BONDS & NOTES - 26.3%
19,595,000		Federal Home Loan Banks		4.6250%		10/10/2012		$ 19,836,802
5,000,000		Federal Home Loan Banks		4.5000		11/15/2012		5,079,500
10,000,000		Federal Home Loan Banks		2.0000		9/14/2012		10,035,900
2,500,000		Federal National Mortgage Association (b)		1.7500		5/7/2013		2,531,250
10,581,000		Federal National Mortgage Association (b)		0.5000		10/30/2012		10,592,322
10,000,000		Federal National Mortgage Association (b)		0.5000		10/30/2012		10,010,200
17,550,000		Federal Home Loan Banks		0.3750		1/29/2013		17,561,584
20,250,000		Federal Home Loan Banks		0.2500		7/11/2012		20,250,607
27,000,000		Federal Home Loan Banks		0.2100		12/21/2012		27,003,510
10,000,000		Federal Home Loan Banks		0.2000		9/14/2012		10,002,700
26,000,000		Federal Home Loan Banks		0.2000		11/7/2012		26,002,340
13,000,000		Federal Home Loan Banks		0.1800		8/22/2012		13,001,040
26,000,000		Federal Home Loan Banks		0.1800		1/10/2013		25,994,540
20,000,000		Federal Home Loan Banks		0.1600		2/8/2013		19,994,600
25,000,000		Federal Home Loan Banks		0.1400		9/25/2012		25,001,500
6,000,000		Federal Home Loan Banks		0.1250		10/25/2012		5,999,220
24,500,000		Federal Home Loan Banks		0.1250		11/2/2012		24,497,966
		TOTAL BONDS & NOTES (Cost - $273,388,042)						273,395,581

		CERTIFICATES OF DEPOSIT - 11.6%
23,900,000		Bank of Montreal		0.1600		7/12/2012		23,900,000
24,750,000		Norinchukin Bank		0.2000		7/25/2012		24,750,000
29,000,000		Royal Bank of Scottland		0.1000		7/20/2012		29,000,000
19,000,000		Sumitomo Mitsui		0.1800		7/26/2012		19,000,000
23,700,000		Mizuho Corporate Bank		0.1800		7/5/2012		23,700,000
		TOTAL CERTIFICATES OF DEPOSIT (Cost - $120,350,000)						120,350,000

		COMMERCIAL PAPER - 21.9%
12,100,000		Alpine Securities (c)		0.1000		7/2/2012		12,099,933
32,167,000		Bank of Nova Scotia		0.0900		7/2/2012		32,166,840
25,150,000		General Electric Capital Corp.		0.1300		7/19/2012		25,148,274
20,100,000		Google (c)		0.1000		7/17/2012		20,099,050
20,600,000		Mont Blanc Capital Corp. (c)		0.2000		7/5/2012		20,599,428
20,600,000		NetJets, Inc. (c)		0.1300		7/27/2012		20,597,992
28,700,000		Newport Funding Corporation (c)		0.2200		7/2/2012		28,699,650
23,700,000		Siemens Capital (c)		0.1200		7/5/2012		23,699,604
24,000,000		Toronto-Dominion Holdings (c)		0.1600		7/11/2012		23,998,827
20,200,000		Wal-Mart (c)		0.1100		7/2/2012		20,199,876
		TOTAL COMMERCIAL PAPER (Cost - $227,309,474)						227,309,474

		DISCOUNT AGENCY NOTES - 8.1%
20,000,000		Federal Home Loan Bank Discount Notes		0.0700		7/5/2012		19,999,806
28,550,000		Federal Home Loan Bank Discount Notes		0.0800		7/13/2012		28,549,175
35,000,000		Federal Home Loan Bank Discount Notes		0.0900		7/18/2012		34,998,512
		TOTAL DISCOUNT AGENCY NOTES (Cost - $83,547,493)						83,547,493

		U.S. GOVERNMENT OBLIGATIONS - 9.4%
50,000,000		United States Treasury Note		0.5000		5/31/2013		50,115,250
21,750,000		United States Treasury Note		1.3750		3/15/2013		21,928,418
3,000,000		United States Treasury Note		1.3750		5/15/2013		3,029,531
21,900,000		United States Treasury Note		1.7500		4/15/2013		22,161,774
		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $97,353,883)						97,234,973

		TOTAL SHORT-TERM INVESTMENTS (Cost - $801,948,892)						801,837,521

See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
No. of Contracts						Maturity		Market Value
		PURCHASED PUT OPTIONS - 0.0%
17		NASDAQ 100 E-MINI @ 2220				Jul-12		$ 153
4		S&P 500 FUTR OPTN @1080				Sep-12		3,950
2		S&P 500 FUTR OPTN @ 1160				Jul-12		125
		TOTAL PURCHASED PUT OPTIONS (Premiums - $17,960)						4,228

		TOTAL INVESTMENTS - 77.3% (Cost - $801,966,852) (d)						$ 801,841,749
		OTHER ASSETS LESS LIABILITIES - 22.7%						236,047,655
		NET ASSETS - 100.0%						$ 1,037,889,404

(a)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.
(b)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(c)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012 these securities amounted to  $169,994,360 or 16.4% of net assets.

(d)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $818,810,914 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

				Unrealized Appreciation:				$ 18,082
				Unrealized Depreciation:				(16,987,247)
				Net Unrealized Depreciation:				$ (16,969,165)

SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		AUSTRALIAN DOLLAR DENOMINATED
274		90-DAY BANK BILL	13-Mar	$ 278,377,556		$ 278,468,165		$ 90,609
27		90-DAY BANK BILL	14-Mar	27,414,034		27,424,183		10,149
118		90-DAY BANK BILL	13-Jun	119,911,774		119,915,441		3,667
35		90-DAY BANK BILL	12-Sep	35,579,101		35,545,520		(33,581)
48		90-DAY BANK BILL	13-Sep	48,765,167		48,770,807		5,640
426		90-DAY BANK BILL	12-Dec	433,017,844		432,893,875		(123,969)
41		90-DAY BANK BILL	13-Dec	41,645,921		41,651,262		5,341
290		AUST 10Y BOND	12-Sep	37,282,784		37,248,663		(34,121)
602		AUST 3YR BOND	12-Sep	68,170,208		68,037,076		(133,132)
31		SPI 200	12-Sep	3,237,537		3,219,006		(18,531)
								(227,928)
		CANADIAN DOLLAR DENOMINATED
46		AUD/CAD X-RATE	12-Sep	9,276,854		9,375,566		98,712
31		BANK ACCEPT	13-Mar	7,529,657		7,531,969		2,312
67		BANK ACCEPT	13-Jun	16,270,928		16,272,180		1,252
5		BANK ACCEPT	12-Sep	1,214,822		1,214,465		(357)
12		BANK ACCEPT	13-Sep	2,912,354		2,912,945		591
60		BANK ACCEPT	12-Dec	14,581,177		14,580,956		(221)
338		CAN 10YR BOND	12-Sep	45,840,794		46,031,970		191,176
8		CANOLA (WCE)	13-Jan	92,561		93,960		1,399
6		CANOLA (WCE)	13-Mar	69,845		70,506		661
593		CANOLA (WCE)	12-Nov	6,667,323		6,926,306		258,983
1		GBP/CAD	12-Sep	197,177		192,763		(4,414)
								550,094
		EURO DENOMINATED
693		3MO EURO EURIBOR	13-Mar	218,020,383		218,369,470		349,087
351		3MO EURO EURIBOR	14-Mar	110,272,583		110,385,969		113,386
741		3MO EURO EURIBOR	13-Jun	233,078,025		233,435,963		357,938
228		3MO EURO EURIBOR	14-Jun	71,591,778		71,649,555		57,777
497		3MO EURO EURIBOR	12-Sep	156,375,619		156,592,668		217,049
542		3MO EURO EURIBOR	13-Sep	170,418,777		170,676,678		257,901
26		3MO EURO EURIBOR	14-Sep	8,150,930		8,163,565		12,635
1677		3MO EURO EURIBOR	12-Dec	527,900,201		528,461,761		561,560
441		3MO EURO EURIBOR	13-Dec	138,611,814		138,773,857		162,043
19		AMSTERDAM IDX	12-Jun	1,442,075		1,478,936		36,861
155		CAC40 10 EURO	12-Jul	6,182,440		6,267,125		84,685
105		DAX INDEX	12-Sep	20,922,322		21,318,799		396,477
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		EURO DENOMINATED (continued)
2		EURO BUXL 30Y BND	12-Sep	$ 349,963		$ 331,723		$ (18,240)
795		EURO STOXX 50	12-Sep	22,358,256		22,708,448		350,192
580		EURO-BOBL	12-Sep	93,439,430		92,489,620		(949,810)
14		Euro-BTP	12-Sep	1,765,462		1,781,537		16,075
705		EURO-BUND	12-Sep	128,570,747		125,827,011		(2,743,736)
2		Euro-OAT	12-Sep	325,555		324,402		(1,153)
939		EURO-SCHATZ	12-Sep	131,675,909		131,426,211		(249,698)
5		FTSE/MIB IDX	12-Sep	438,405		452,719		14,314
30		MAIZE	12-Aug	403,999		412,311		8,312
7		MAIZE	12-Nov	87,023		92,327		5,304
1		MDAX INDEX	12-Sep	63,139		65,235		2,096
64		MILL WHEAT EURO	13-Jan	843,907		917,091		73,184
30		MILL WHEAT EURO	13-Mar	400,531		430,837		30,306
1		MILL WHEAT EURO	13-May	14,266		14,393		127
284		MILL WHEAT EURO	12-Nov	3,728,056		4,078,584		350,528
73		RAPESEED EURO	12-Aug	2,100,473		2,266,649		166,176
74		RAPESEED EURO	12-Nov	2,104,369		2,255,518		151,149
20		RAPESEED EURO	13-Feb	592,895		601,049		8,154
1		RAPESEED EURO	13-May	29,308		29,815		507
								(178,814)
		HONG KONG DOLLAR DENOMINATED
32		HANG SENG IDX	12-Jul	3,940,206		4,011,447		71,241
4		H-SHARES IDX	12-Jul	247,260		245,881		(1,379)
								69,862
		JAPANESE YEN DENOMINATED
25		10YR MINI JGB	12-Sep	4,499,849		4,502,444		2,595
44		3MO EUROYEN TFX	13-Mar	13,741,227		13,741,384		157
109		3MO EUROYEN TFX	13-Jun	34,039,714		34,041,155		1,441
106		3MO EUROYEN TFX	13-Sep	33,102,174		33,104,242		2,068
14		3MO EUROYEN TFX	12-Dec	4,372,070		4,372,258		188
11		AUD/JPY X-RAT	12-Sep	2,177,165		2,236,671		59,506
4		BRITISH GBP/JPY	12-Sep	778,003		783,745		5,742
8		CORN (TGE)	12-Sep	132,510		136,107		3,597
9		CRUDE OIL TCOM	12-Jul	342,048		258,190		(83,858)
10		GASOLINE TCOM	12-Aug	477,090		369,721		(107,369)
9		GASOLINE TCOM	12-Sep	379,503		326,150		(53,353)
1		GASOLINE TCOM	12-Dec	35,324		34,440		(884)
4		GOLD TCOM	12-Aug	224,953		200,978		(23,975)
5		GOLD TCOM	12-Oct	276,663		251,159		(25,504)
3		GOLD TCOM	13-Apr	156,034		150,808		(5,226)
164		JPN 10Y BOND(TSE)	12-Sep	295,077,329		295,339,767		262,438
286		NIKKEI 225 (SGX)	12-Sep	16,071,970		16,085,035		13,065
6		NZD/JPY	12-Sep	927,096		957,413		30,317
4		PLATINUM TCOM	12-Dec	107,081		91,064		(16,017)
2		RED BEANS (TGE)	12-Aug	24,334		26,991		2,657
10		RED BEANS (TGE)	12-Sep	131,445		134,353		2,908
18		SOYBEANS (TGE)	13-Feb	103,517		107,517		4,000
12		SOYBEANS (TGE)	13-Apr	69,854		71,603		1,749
21		TOPIX INDX	12-Sep	1,950,057		2,023,938		73,881
								150,123
		NEW ZEALAND DOLLAR DENOMINATED
2		AUD/NZD X-RAT	12-Sep	410,506		408,439		(2,067)
16		NEW ZEAL 3MO BILL	12-Sep	12,746,919		12,739,130		(7,789)
19		NEW ZEAL 3MO BILL	12-Dec	15,137,790		15,128,829		(8,961)
								(18,817)
		REPUBLIC OF KOREA WON DENOMINATED
146		US DOLLAR	12-Jul	1,492,168		1,462,294		(29,874)

		SINGAPORE DOLLAR DENOMINATED
32		MSCI SING IX ETS	12-Jul	1,632,883		1,680,057		47,174

See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		SOUTH AFRICAN RAND DENOMINATED
18		FTSE/JSE TOP 40	12-Sep	$ 666,350		$ 651,415		$ (14,935)
6		WHEAT -SAF	12-Sep	114,327		118,799		4,472
1		YELLOW MAIZE-SAF	12-Dec	27,706		27,216		(490)
								(10,953)
		SWEDISH KRONA DENOMINATED
127		OMXS30 IND	12-Jul	1,802,357		1,887,369		85,012

		SWISS FRANC DENOMINATED
30		BRITISH GBP/SWISS fr	12-Sep	5,874,789		5,868,740		(6,049)
5		Euro CHF 3MO LIF	12-Sep	1,318,213		1,317,475		(738)
9		Euro CHF 3MO LIF	12-Dec	2,376,357		2,372,641		(3,716)
21		Euro CHF 3MO LIF	13-Mar	5,545,203		5,537,823		(7,380)
31		Euro CHF 3MO LIFF	13-Jun	8,186,347		8,175,699		(10,648)
15		SWISS FED BND	12-Sep	2,419,831		2,399,842		(19,989)
65		SWISS MKT IX	12-Sep	4,093,937		4,152,187		58,250
								9,730
		UK POUNDS DENOMINATED
447		90DAY STERLING	13-Dec	86,878,539		87,104,641		226,102
519		90DAY STERLING	13-Mar	101,053,537		101,175,678		122,141
195		90DAY STERLING	14-Mar	37,945,480		37,983,354		37,874
385		90DAY STERLING	13-Jun	74,895,727		75,060,808		165,081
90		90DAY STERLING	14-Jun	17,516,662		17,521,944		5,282
279		90DAY STERLING	12-Sep	54,318,713		54,350,893		32,180
604		90DAY STERLING	13-Sep	117,521,265		117,745,876		224,611
858		90DAY STERLING	12-Dec	167,078,854		167,210,989		132,135
34		COCOA - LI	12-Jul	805,345		861,937		56,592
41		COCOA - LI	12-Sep	989,840		1,013,636		23,796
6		COCOA - LI	12-Dec	142,164		146,358		4,194
129		FTSE 100 IDX	12-Sep	11,051,508		11,190,719		139,211
269		LONG GILT	12-Sep	50,401,422		50,326,154		(75,268)
36		WHEAT	12-Nov	884,257		966,923		82,666
								1,176,597
		US DOLLAR DENOMINATED
5		10YR SWAP	12-Sep	599,048		598,204		(844)
9		5YR SWAP	12-Sep	1,029,156		1,029,516		360
967		90DAY EURO$	13-Mar	240,442,538		240,480,813		38,275
898		90DAY EURO$	14-Mar	222,935,300		223,085,650		150,350
1747		90DAY EURO$	13-Jun	434,312,313		434,347,875		35,562
581		90DAY EURO$	14-Jun	144,223,413		144,269,563		46,150
696		90DAY EURO$	12-Sep	173,150,056		173,164,800		14,744
1187		90DAY EURO$	13-Sep	294,935,944		295,058,525		122,581
241		90DAY EURO$	14-Sep	59,800,838		59,810,175		9,337
1513		90DAY EURO$	12-Dec	376,264,221		376,339,837		75,616
1208		90DAY EURO$	13-Dec	299,992,887		300,188,000		195,113
584		A$ CURRENCY	12-Sep	58,907,970		59,386,960		478,990
394		BP CURRENCY	12-Sep	38,346,217		38,604,612		258,395
39		BRENT CRUDE	12-Aug	3,860,490		3,814,200		(46,290)
5		BRENT CRUDE	12-Oct	468,620		488,750		20,130
20		C$ CURRENCY	12-Sep	1,954,523		1,963,200		8,677
3		CATTLE FEEDER	12-Aug	239,800		227,175		(12,625)
16		CATTLE FEEDER	12-Sep	1,278,050		1,235,200		(42,850)
15		CATTLE FEEDER	12-Oct	1,209,951		1,171,688		(38,263)
33		COCOA	12-Sep	740,920		756,030		15,110
28		COCOA	12-Dec	620,820		645,120		24,300
5		COCOA	13-Mar	115,040		115,300		260
6		COFF ROBUSTA 10tn	13-Jan	122,980		126,480		3,500
86		COFF ROBUSTA 10tn	12-Sep	1,835,580		1,835,240		(340)
35		COFF ROBUSTA 10tn	12-Nov	749,900		746,900		(3,000)
1		COFFEE 'C'	12-Dec	63,975		65,156		1,181
1		COPPER	12-Sep	82,863		87,413		4,550
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		US DOLLAR DENOMINATED (continued)
43		CORN	13-Mar	$ 1,157,075		$ 1,384,062		$ 226,987
1		CORN	13-May	28,901		32,388		3,487
1		CORN	13-Jul	33,175		32,587		(588)
6		CORN	12-Sep	181,825		188,550		6,725
171		CORN	12-Dec	5,287,065		5,427,112		140,047
6		COTTON NO.2	12-Dec	207,320		213,990		6,670
1		COTTON NO.2	13-Mar	35,265		36,255		990
5		DJIA INDEX	12-Sep	631,640		640,400		8,760
387		DJIA MINI e-CBOT	12-Sep	24,365,598		24,783,480		417,882
78		DOLLAR INDEX	12-Sep	6,409,715		6,376,735		(32,980)
20		E-MINI NATURAL GAS	12-Aug	137,925		141,250		3,325
3		E-MINI NATURAL GAS	12-Sep	21,287		21,262		(25)
1		FCOJ-A	12-Sep	17,423		18,263		840
6		GAS OIL (ICE)	12-Jul	486,700		509,100		22,400
39		GAS OIL (ICE)	12-Aug	3,221,925		3,288,675		66,750
17		GAS OIL (ICE)	12-Sep	1,394,025		1,427,575		33,550
78		GASOLINE RBOB	12-Aug	8,373,392		8,621,777		248,385
46		GASOLINE RBOB	12-Sep	5,042,511		4,941,090		(101,421)
8		GASOLINE RBOB	12-Oct	755,681		804,283		48,602
2		GASOLINE RBOB	12-Nov	190,395		198,635		8,240
3		HEATING OIL	12-Aug	425,908		434,656		8,748
25		HEATING OIL	12-Sep	2,789,833		2,847,180		57,347
5		HEATING OIL	12-Oct	549,449		570,297		20,848
230		JPN YEN CURR	12-Sep	36,258,375		36,038,125		(220,250)
1		JPN YEN E-MIN	12-Sep	78,875		78,344		(531)
7		LEAN HOGS	12-Jul	263,170		270,550		7,380
150		LEAN HOGS	12-Aug	5,563,578		5,686,500		122,922
3		LEAN HOGS	12-Oct	99,180		99,540		360
74		LIVE CATTLE	12-Aug	3,521,311		3,565,320		44,009
2		LME COPPER	13-Jun	375,912		384,050		8,138
1		LME COPPER	12-Jul	189,875		192,413		2,538
23		LME COPPER	13-Sep	4,312,775		4,420,088		107,313
1		LME COPPER	12-Oct	184,300		192,125		7,825
5		LME LEAD	12-Aug	238,438		231,875		(6,563)
8		LME PRI ALUM	13-Mar	414,700		393,450		(21,250)
51		LME PRI ALUM	13-Jun	2,734,000		2,541,712		(192,288)
65		LME PRI ALUM	13-Sep	3,274,213		3,281,688		7,475
3		LME TIN	12-Sep	294,485		281,715		(12,770)
11		LME ZINC	2-Sep	522,251		516,862		(5,389)
4		LUMBER	12-Jul	124,168		120,296		(3,872)
11		MEXICAN PESO	12-Sep	408,037		409,062		1,025
11		MILK	12-Aug	377,260		387,640		10,380
1		NASDAQ 100	12-Sep	258,900		260,975		2,075
503		NASDAQ 100 E-MINI	12-Sep	25,782,154		26,254,085		471,931
11		NATURAL GAS	13-Jan	382,570		384,890		2,320
7		NATURAL GAS	13-Feb	245,970		245,630		(340)
2		NATURAL GAS	13-Mar	70,100		69,680		(420)
138		NATURAL GAS	12-Aug	3,748,389		3,897,120		148,731
15		NATURAL GAS	12-Sep	398,890		424,950		26,060
108		NEW ZEALAND $	12-Sep	8,488,740		8,618,400		129,660
25		OAT	12-Dec	434,926		430,000		(4,926)
5		RED WHEAT MGE	12-Sep	203,137		211,125		7,988
354		Russell 2000 Mini	12-Sep	27,640,595		28,157,160		516,565
8		S&P 500	12-Sep	2,647,375		2,712,800		65,425
36		S&P MID 400 EMINI	12-Sep	3,343,326		3,382,200		38,874
2579		S&P500 EMINI	12-Sep	171,043,705		174,920,675		3,876,970
1		SGX S&P CNX NIFTY	12-Jul	10,513		10,589		76
3		SILVER	12-Sep	423,425		414,180		(9,245)
78		SOYBEAN	13-Jan	5,207,688		5,563,350		355,662
5		SOYBEAN	13-Mar	340,288		346,812		6,524
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		US DOLLAR DENOMINATED (continued)
2		SOYBEAN	13-May	$ 134,763		$ 135,475		$ 712
151		SOYBEAN	12-Aug	10,747,551		11,187,213		439,662
15		SOYBEAN	12-Sep	1,029,963		1,087,688		57,725
313		SOYBEAN	12-Nov	21,520,229		22,344,287		824,058
68		SOYBEAN MEAL	13-Jan	2,526,150		2,775,080		248,930
87		SOYBEAN MEAL	12-Aug	3,540,820		3,736,650		195,830
51		SOYBEAN MEAL	12-Sep	2,037,010		2,162,400		125,390
12		SOYBEAN MEAL	12-Oct	491,300		499,560		8,260
178		SOYBEAN MEAL	12-Dec	7,024,908		7,353,180		328,272
42		SUGAR #11 (WORLD)	13-Mar	987,918		1,011,360		23,442
5		SUGAR #11 (WORLD)	13-May	117,779		119,448		1,669
266		SUGAR #11 (WORLD)	12-Oct	6,050,923		6,259,299		208,376
1966		US 10YR NOTE (CBT)	12-Sep	261,864,989		262,215,250		350,261
727		US 2YR NOTE (CBT)	12-Sep	160,132,419		160,076,313		(56,106)
1302		US 5YR NOTE (CBT)	12-Sep	161,307,773		161,407,313		99,540
454		US LONG BOND(CBT)	12-Sep	67,103,022		67,177,812		74,790
48		US ULTRA BOND(CBT)	12-Sep	7,944,735		8,008,500		63,765
5		WHEAT (CBT)	13-Mar	196,601		197,750		1,149
130		WHEAT (CBT)	12-Sep	4,761,818		4,922,125		160,307
30		WHEAT (CBT)	12-Dec	1,161,088		1,165,125		4,037
35		WHEAT (KCB)	12-Sep	1,309,825		1,323,000		13,175
23		WHITE SUGAR (LIF)	12-Aug	675,545		702,995		27,450
2		WHITE SUGAR (LIF)	12-Oct	57,195		57,130		(65)
49		WTI CRUDE	13-Mar	4,965,350		4,309,550		(655,800)
97		WTI CRUDE	13-Jun	8,221,120		8,597,110		375,990
3		WTI CRUDE	12-Sep	240,180		256,110		15,930
								10,981,669

39,393		TOTAL LONG FUTURES CONTRACTS		$ 7,915,111,544		$ 7,927,715,419		$ 12,603,875

SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		AUSTRALIAN DOLLAR DENOMINATED
(51)		90-DAY BANK BILL	12-Sep	(51,814,683)		(51,794,900)		19,783
(62)		EUR/AUD	12-Sep	(10,043,824)		(9,883,944)		159,880
(21)		GBP/AUD	12-Sep	(4,211,056)		(4,143,146)		67,910
(89)		SPI 200 S	12-Sep	(9,279,647)		(9,241,664)		37,983
								285,556
		CANADIAN DOLLAR DENOMINATED
(17)		BANK ACCEPT	13-Mar	(4,115,188)		(4,130,435)		(15,247)
(126)		BANK ACCEPT	12-Sep	(30,596,867)		(30,604,515)		(7,648)
(104)		BANK ACCEPT	12-Dec	(25,236,598)		(25,273,657)		(37,059)
(50)		EUR/CAD	12-Sep	(7,945,978)		(7,933,922)		12,056
(80)		S&P/TSX 60 IX	12-Sep	(10,256,062)		(10,409,601)		(153,539)
								(201,437)
		EURO DENOMINATED
(1)		10Y EUR SWAPNOTE	12-Sep	(172,360)		(172,537)		(177)
(9)		3MO EURO EURIBOR	13-Jun	(2,834,875)		(2,835,255)		(380)
(34)		3MO EURO EURIBOR	12-Sep	(10,708,967)		(10,712,577)		(3,610)
(1)		5YR EUR SWAPNOTE	12-Sep	(154,791)		(155,158)		(367)
(21)		AMSTERDAM IDX	12-Jul	(1,611,470)		(1,634,613)		(23,143)
(61)		CAC40 10 EURO	12-Jul	(2,401,670)		(2,466,417)		(64,747)
(34)		DAX INDEX	12-Sep	(6,668,162)		(6,903,230)		(235,068)
(270)		EURO STOXX 50	12-Sep	(7,316,143)		(7,712,303)		(396,160)
(478)		EURO-BOBL	12-Sep	(76,251,807)		(76,224,205)		27,602
(669)		EURO-BUND	12-Sep	(120,034,037)		(119,401,802)		632,235
(215)		EURO-SCHATZ	12-Sep	(30,096,457)		(30,092,264)		4,193
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		EURO DENOMINATED (continued)
(28)		FTSE/MIB IDX	12-Sep	$ (2,312,709)		$ (2,535,224)		$ (222,515)
(5)		IBEX 35 INDX	12-Jul	(407,890)		(442,452)		(34,562)
(3)		MILL WHEAT EURO	12-Nov	(42,498)		(43,084)		(586)
								(317,285)
		HONG KONG DOLLAR DENOMINATED
(48)		HANG SENG IDX	12-Jul	(5,887,888)		(6,017,171)		(129,283)
(58)		H-SHARES IDX	12-Jul	(3,529,842)		(3,565,279)		(35,437)
								(164,720)
		JAPANESE YEN DENOMINATED
(6)		3MO EUROYEN TFX	12-Sep	(1,873,277)		(1,873,731)		(454)
(5)		AUSTL $/Yen X-RATE	12-Sep	(981,477)		(1,016,669)		(35,192)
(2)		CAD/JPY X-RATE	12-Sep	(388,997)		(392,581)		(3,584)
(2)		CHF/JPY	12-Sep	(522,872)		(527,948)		(5,076)
(10)		CORN (TGE)	13-Jan	(135,512)		(154,405)		(18,893)
(27)		CORN (TGE)	13-Mar	(377,083)		(415,202)		(38,119)
(10)		CORN (TGE)	13-May	(137,461)		(155,345)		(17,884)
(2)		CORN (TGE)	12-Nov	(28,349)		(30,956)		(2,607)
(3)		CRUDE OIL TCOM	12-Sep	(94,655)		(85,368)		9,287
(7)		CRUDE OIL TCOM	12-Oct	(214,312)		(198,709)		15,603
(4)		CRUDE OIL TCOM	12-Nov	(114,939)		(113,573)		1,366
(11)		EURO/JPY	12-Sep	(1,717,517)		(1,741,541)		(24,024)
(4)		GASOLINE TCOM	12-Oct	(175,273)		(141,597)		33,676
(2)		GASOLINE TCOM	12-Nov	(75,862)		(69,570)		6,292
(20)		GOLD TCOM	13-Feb	(1,012,533)	-	(1,005,389)	-	7,144
(1)		GOLD TCOM	12-Dec	(49,367)		(50,244)		(877)
(9)		KEROSENE TCOM	12-Aug	(356,172)		(313,742)		42,430
(16)		KEROSENE TCOM	12-Sep	(639,140)		(558,867)		80,273
(1)		KEROSENE TCOM	12-Sep	(34,446)		(34,929)		(483)
(15)		KEROSENE TCOM	12-Oct	(584,021)		(533,244)		50,777
(10)		KEROSENE TCOM	12-Nov	(388,502)		(360,572)		27,930
(3)		KEROSENE TCOM	12-Dec	(113,585)		(109,017)		4,568
(148)		NIKKEI 225 (OSE)	12-Sep	(15,898,885)		(16,712,370)		(813,485)
(122)		NIKKEI 225 (SGX)	12-Sep	(6,629,528)		(6,861,449)		(231,921)
(494)		NIKKEI 225 MINI	12-Sep	(5,409,080)		(5,578,318)		(169,238)
(4)		PALLADIUM TCOM	12-Aug	(35,731)		(36,621)		(890)
(28)		PLATINUM TCOM	13-Feb	(675,523)		(637,097)		38,426
(3)		PLATINUM TCOM	13-Apr	(70,610)		(68,260)		2,350
(9)		PLATINUM TCOM	12-Aug	(199,968)		(203,879)		(3,911)
(15)		PLATINUM TCOM	12-Oct	(351,260)		(341,302)		9,958
(12)		RUBBER TCOM	12-Jul	(217,270)		(177,240)		40,030
(22)		RUBBER TCOM	12-Aug	(389,485)		(324,803)		64,682
(22)		RUBBER TCOM	12-Sep	(392,687)		(327,560)		65,127
(22)		RUBBER TCOM	12-Oct	(356,155)		(327,974)		28,181
(12)		RUBBER TCOM	12-Nov	(181,289)		(180,173)		1,116
(6)		SILVER TCOM	13-Feb	(60,809)		(51,585)		9,224
(7)		SILVER TCOM	12-Aug	(68,091)		(59,393)		8,698
(8)		SILVER TCOM	12-Oct	(73,217)		(67,878)		5,339
(14)		SOYBEANS (TGE)	12-Aug	(64,964)		(84,011)		(19,047)
(3)		SOYBEANS (TGE)	12-Oct	(14,370)		(18,574)		(4,204)
(107)		TOPIX INDX	12-Sep	(9,741,070)		(10,312,445)		(571,375)
(25)		YEN DENOM NIKKEI	12-Sep	(1,370,818)		(1,426,401)		(55,583)
								(1,464,370)
		MALAYSIAN RINGGIT DENOMINATED
(1)		CRUDE PALM OIL	12-Oct	(23,842)		(23,850)		(8)

		NEW ZEALAND DOLLAR DENOMINATED
(14)		GBP/NZD	12-Sep	(2,791,288)		(2,754,839)		36,449

See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		NORWEGIAN KRONE DENOMINATED
(18)		EUR/NOK	12-Sep	$ (2,853,642)		$ (2,856,537)		$ (2,895)

		REPUBLIC OF KOREA WON DENOMINATED
(52)		KOSPI2 INX	12-Sep	(5,612,560)		(5,577,266)		35,294

		SINGAPORE DOLLAR DENOMINATED
(35)		MSCI SING IX ETS	12-Jul	(1,803,256)		(1,837,562)		(34,306)

		SOUTH AFRICAN RAND DENOMINATED
(5)		FTSE/JSE TOP 40	12-Sep	(183,500)		(180,948)		2,552

		SWEDISH KRONA DENOMINATED
(9)		EUR/SEK	12-Sep	(1,438,374)		(1,428,190)		10,184
(98)		OMXS30 IND	12-Jul	(1,428,335)		(1,456,395)		(28,060)
								(17,876)
		SWISS FRANC DENOMINATED
(41)		EUR/CHF	12-Sep	(6,480,877)		(6,481,220)		(343)
(75)		Euro CHF 3MO LIF	12-Sep	(19,760,359)		(19,762,125)		(1,766)
(21)		Euro CHF 3MO LIF	12-Dec	(5,533,632)		(5,536,162)		(2,530)
								(4,639)
		UK POUNDS DENOMINATED
(59)		90DAY STERLING	12-Sep	(11,503,807)		(11,493,558)		10,249
(9)		COCOA - LI	12-Jul	(207,427)		(228,160)		(20,733)
(36)		COCOA - LI	12-Sep	(841,738)		(890,021)		(48,283)
(1)		COCOA - LI	12-Dec	(22,665)		(24,393)		(1,728)
(38)		EUR/GBP	12-Sep	(6,020,570)		(6,028,719)		(8,149)
(33)		EURO/GBP	12-Sep	(5,220,447)		(5,235,467)		(15,020)
(32)		FTSE 100 IDX	12-Sep	(2,745,655)		(2,775,993)		(30,338)
(39)		LONG GILT	12-Sep	(7,288,990)		(7,296,357)		(7,367)
								(121,369)
		US DOLLAR DENOMINATED
(36)		90DAY EURO$	14-Jun	(8,938,063)		(8,939,250)		(1,187)
(11)		90DAY EURO$	14-Mar	(2,732,888)		(2,732,675)		213
(8)		90DAY EURO$	13-Dec	(1,988,150)		(1,988,000)		150
(6)		90DAY EURO$	13-Mar	(1,490,900)		(1,492,125)		(1,225)
(30)		90DAY EURO$	14-Mar	(7,443,712)		(7,452,750)		(9,038)
(27)		90DAY EURO$	13-Sep	(6,706,025)		(6,711,525)		(5,500)
(33)		90DAY EURO$	13-Dec	(8,193,212)		(8,200,500)		(7,288)
(77)		A$ CURRENCY	12-Sep	(7,681,291)		(7,830,130)		(148,839)
(156)		BP CURRENCY	12-Sep	(15,208,655)		(15,285,075)		(76,420)
(21)		BRAZIL REAL	12-Sep	(1,009,960)		(1,033,305)		(23,345)
(1)		BRENT CRUDE	13-Jan	(96,780)		(97,770)		(990)
(125)		BRENT CRUDE	12-Aug	(11,785,640)		(12,225,000)		(439,360)
(95)		BRENT CRUDE	12-Sep	(9,320,090)		(9,298,600)		21,490
(5)		BRENT CRUDE	12-Oct	(462,480)		(488,750)		(26,270)
(1)		BRENT CRUDE	12-Nov	(92,730)		(97,790)		(5,060)
(3)		BRENT CRUDE	12-Dec	(289,830)		(293,370)		(3,540)
(218)		C$ CURRENCY	12-Sep	(21,238,599)		(21,398,880)		(160,281)
(29)		CATTLE FEEDER	12-Aug	(2,194,160)		(2,196,025)		(1,865)
(1)		CATTLE FEEDER	12-Sep	(75,075)		(77,200)		(2,125)
(25)		CBOE VIX	12-Jul	(555,050)		(488,750)		66,300
(198)		CHF CURRENCY	12-Sep	(25,869,541)		(26,138,476)		(268,935)
(14)		COCOA	13-Mar	(300,160)		(322,840)		(22,680)
(39)		COCOA	12-Sep	(833,090)		(893,490)		(60,400)
(32)		COCOA	12-Dec	(691,490)		(737,280)		(45,790)
(14)		COFF ROBUSTA 10tn	12-Sep	(289,830)		(298,760)		(8,930)
(16)		COFFEE 'C'	13-Mar	(983,869)		(1,063,200)		(79,331)
(1)		COFFEE 'C'	13-May	(62,887)		(67,312)		(4,425)
(177)		COFFEE 'C'	12-Sep	(10,724,494)		(11,330,213)		(605,719)
(58)		COFFEE 'C'	12-Dec	(3,558,169)		(3,779,063)		(220,894)
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		US DOLLAR DENOMINATED (continued)
(72)		COPPER	12-Sep	$ (6,028,775)		$ (6,293,700)		$ (264,925)
(2)		COPPER	12-Dec	(167,337)		(175,325)		(7,988)
(28)		CORN	13-Mar	(761,838)		(901,250)		(139,412)
(38)		CORN	12-Sep	(1,026,575)		(1,194,150)		(167,575)
(89)		CORN	12-Dec	(2,534,240)		(2,824,638)		(290,398)
(20)		COTTON NO.2	13-Mar	(705,085)		(725,100)		(20,015)
(1)		COTTON NO.2	13-May	(35,390)		(36,775)		(1,385)
(219)		COTTON NO.2	12-Dec	(7,755,960)		(7,810,635)		(54,675)
(6)		E-MINI CRUDE OIL	12-Aug	(252,862)		(254,850)		(1,988)
(6)		E-MINI CRUDE OIL	12-Sep	(262,350)		(256,125)		6,225
(1)		E-MINI CRUDE OIL	12-Oct	(41,200)		(42,875)		(1,675)
(21)		E-MINI NATURAL GAS	12-Oct	(129,637)		(150,937)		(21,300)
(22)		EURO E-MINI	12-Sep	(1,729,763)		(1,741,850)		(12,087)
(1,301)		EURO FX CURR	12-Sep	(204,155,677)		(206,013,350)		(1,857,673)
(40)		FCOJ-A	12-Nov	(694,394)		(730,417)		(36,023)
(9)		FTSE CHINA A50	12-Jul	(69,705)		(69,705)		-
(1)		GAS OIL (ICE)	12-Jul	(86,400)		(84,850)		1,550
(10)		GAS OIL (ICE)	12-Aug	(840,150)		(843,250)		(3,100)
(68)		GAS OIL (ICE)	12-Sep	(5,594,375)		(5,710,300)		(115,925)
(1)		GAS OIL (ICE)	12-Oct	(80,100)		(83,800)		(3,700)
(1)		GAS OIL (ICE)	12-Nov	(80,050)		(83,625)		(3,575)
(5)		GASOLINE RBOB	12-Aug	(540,863)		(552,678)		(11,815)
(32)		GASOLINE RBOB	12-Sep	(3,413,210)		(3,437,280)		(24,070)
(13)		GASOLINE RBOB	12-Oct	(1,259,580)		(1,306,960)		(47,380)
(5)		GASOLINE RBOB	12-Nov	(482,849)		(496,587)		(13,738)
(4)		GASOLINE RBOB	12-Dec	(371,784)		(395,506)		(23,722)
(316)		GOLD 100 OZ	12-Aug	(49,863,603)		(50,692,720)		(829,117)
(4)		GOLD 100 OZ	12-Oct	(625,730)		(642,560)		(16,830)
(4)		GOLD 100 OZ	12-Dec	(628,740)		(643,480)		(14,740)
(1)		GOLDMAN SACHS IDX	12-Jul	(143,875)		(150,500)		(6,625)
(101)		HEATING OIL	12-Aug	(11,172,988)		(11,495,395)		(322,407)
(7)		HEATING OIL	12-Sep	(788,654)		(797,210)		(8,556)
(4)		HEATING OIL	12-Oct	(460,401)		(456,238)		4,163
(4)		HEATING OIL	12-Nov	(439,055)		(457,128)		(18,073)
(17)		HEATING OIL	12-Dec	(1,866,934)		(1,946,507)		(79,573)
(360)		JPN YEN CURR	12-Sep	(56,537,355)		(56,407,500)		129,855
(52)		LEAN HOGS	12-Oct	(1,710,560)		(1,725,360)		(14,800)
(17)		LEAN HOGS	12-Dec	(534,100)		(546,040)		(11,940)
(77)		LIVE CATTLE	12-Aug	(3,711,131)		(3,709,860)		1,271
(204)		LIVE CATTLE	12-Oct	(10,014,440)		(10,151,040)		(136,600)
(53)		LIVE CATTLE	12-Dec	(2,665,110)		(2,700,880)		(35,770)
(68)		LMAHDP LME Comdty	12-Nov	(3,572,654)		(3,283,975)		288,679
(16)		LME COPPER	13-Mar	(3,011,925)		(3,073,000)		(61,075)
(42)		LME COPPER	12-Sep	(7,956,348)		(8,073,976)		(117,628)
(10)		LME COPPER	12-Oct	(1,831,350)		(1,921,250)		(89,900)
(19)		LME COPPER	12-Dec	(3,560,974)		(3,649,662)		(88,688)
(5)		LME LEAD	13-Jan	(235,288)		(235,000)		288
(38)		LME LEAD	12-Sep	(1,813,309)		(1,766,526)		46,783
(48)		LME LEAD	12-Oct	(2,162,356)		(2,236,200)		(73,844)
(8)		LME LEAD	12-Nov	(385,538)		(374,000)		11,538
(6)		LME LEAD	12-Jul	(291,225)		(277,575)		13,650
(53)		LME LEAD	12-Aug	(2,616,781)		(2,457,875)		158,906
(3)		LME NICKEL	13-Jan	(307,119)		(302,400)		4,719
(3)		LME NICKEL	13-Mar	(307,326)		(302,976)		4,350
(6)		LME NICKEL	12-Jul	(608,232)		(601,308)		6,924
(72)		LME NICKEL	12-Aug	(7,202,998)		(7,219,584)		(16,586)
(20)		LME NICKEL	12-Sep	(2,105,904)		(2,007,480)		98,424
(16)		LME NICKEL	12-Oct	(1,583,244)		(1,607,712)		(24,468)
(10)		LME NICKEL	12-Nov	(1,087,362)		(1,005,960)		81,402
(25)		LME NICKEL	12-Dec	(2,507,028)		(2,517,300)		(10,272)
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		US DOLLAR DENOMINATED (continued)
(6)		LME PRI ALUM	13-Jan	$ (345,488)		$ (292,350)		$ 53,138
(9)		LME PRI ALUM	12-Jul	(450,138)		(423,619)		26,519
(218)		LME PRI ALUM	12-Aug	(10,559,788)		(10,327,750)		232,038
(288)		LME PRI ALUM	12-Sep	(14,659,873)		(13,748,400)		911,473
(59)		LME PRI ALUM	12-Oct	(2,762,975)		(2,830,525)		(67,550)
(156)		LME PRI ALUM	12-Dec	(7,637,375)		(7,570,875)		66,500
(9)		LME TIN	12-Sep	(864,985)		(845,145)		19,840
(4)		LME TIN	12-Jul	(404,450)		(375,760)		28,690
(10)		LME TIN	12-Aug	(997,340)		(939,450)		57,890
(2)		LME TIN	12-Oct	(190,420)		(187,780)		2,640
(19)		LME ZINC	12-Nov	(924,881)		(892,525)		32,356
(11)		LME ZINC	13-Jan	(525,900)		(518,925)		6,975
(9)		LME ZINC	12-Jul	(424,000)		(423,337)		663
(55)		LME ZINC	12-Aug	(2,636,636)		(2,587,750)		48,886
(58)		LME ZINC	2-Sep	(2,758,633)		(2,725,275)		33,358
(51)		LME ZINC	12-Oct	(2,296,012)		(2,395,087)		(99,075)
(23)		LME ZINC	12-Dec	(1,098,250)		(1,082,725)		15,525
(47)		LUMBER	12-Sep	(1,408,974)		(1,404,172)		4,802
(381)		MEXICAN PESO	12-Sep	(13,574,856)		(14,168,438)		(593,582)
(25)		MILK	12-Aug	(854,961)		(881,000)		(26,039)
(202)		MSCI TAIWAN INDEX	12-Jul	(4,973,700)		(5,118,680)		(144,980)
(1)		NATURAL GAS	13-Apr	(31,600)		(34,490)		(2,890)
(91)		NATURAL GAS	12-Aug	(2,334,160)		(2,569,840)		(235,680)
(115)		NATURAL GAS	12-Sep	(2,814,140)		(3,257,950)		(443,810)
(103)		NATURAL GAS	12-Oct	(2,698,560)		(2,963,310)		(264,750)
(75)		NATURAL GAS	12-Nov	(2,129,190)		(2,318,250)		(189,060)
(28)		NATURAL GAS	12-Dec	(899,440)		(939,400)		(39,960)
(35)		NEW ZEALAND $	12-Sep	(2,725,912)		(2,793,000)		(67,088)
(14)		OAT	12-Dec	(202,163)		(240,800)		(38,637)
(29)		PALLADIUM	12-Sep	(1,738,964)		(1,695,195)		43,769
(42)		PLATINUM	12-Oct	(3,051,352)		(3,050,040)		1,312
(8)		RED WHEAT MGE	12-Sep	(309,087)		(337,800)		(28,713)
(2)		RED WHEAT MGE	12-Dec	(75,225)		(85,075)		(9,850)
(58)		ROUGH RICE (CBOT)	12-Sep	(1,678,780)		(1,680,840)		(2,060)
(20)		RUSSIAN RUBLE	12-Sep	(1,498,500)		(1,520,500)		(22,000)
(5)		S&P MID 400 EMINI	12-Sep	(453,840)		(469,750)		(15,910)
(101)		SA RAND CURR(CME)	12-Sep	(5,945,025)		(6,118,075)		(173,050)
(174)		SGX S&P CNX NIFTY	12-Jul	(1,789,682)		(1,842,486)		(52,804)
(39)		SILVER	12-Sep	(5,400,091)		(5,384,340)		15,751
(6)		SILVER	12-Dec	(872,725)		(830,700)		42,025
(2)		SOYBEAN	13-Jul	(134,250)		(134,850)		(600)
(8)		SOYBEAN	12-Nov	(570,188)		(571,100)		(912)
(12)		SOYBEAN MEAL	12-Dec	(498,282)		(495,720)		2,562
(18)		SOYBEAN OIL	13-Jan	(549,030)		(576,180)		(27,150)
(105)		SOYBEAN OIL	12-Aug	(3,150,300)		(3,300,570)		(150,270)
(62)		SOYBEAN OIL	12-Sep	(1,859,712)		(1,956,348)		(96,636)
(9)		SOYBEAN OIL	12-Oct	(269,358)		(284,742)		(15,384)
(174)		SOYBEAN OIL	12-Dec	(5,297,972)		(5,541,552)		(243,580)
(49)		SUGAR #11 (WORLD)	13-Mar	(1,162,101)		(1,179,920)		(17,819)
(18)		SUGAR #11 (WORLD)	13-May	(422,407)		(430,012)		(7,605)
(180)		SUGAR #11 (WORLD)	12-Oct	(4,144,280)		(4,235,616)		(91,336)
(9)		US LONG BOND(CBT)	12-Sep	(1,338,031)		(1,331,719)		6,312
(21)		US ULTRA BOND(CBT	12-Sep	(3,518,080)		(3,503,719)		14,361
(6)		WHEAT (CBT)	13-Mar	(211,425)		(237,300)		(25,875)
(11)		WHEAT (CBT)	13-May	(387,850)		(439,037)		(51,187)
(7)		WHEAT (CBT)	13-Jul	(275,974)		(279,212)		(3,238)
(72)		WHEAT (CBT)	12-Sep	(2,383,650)		(2,726,100)		(342,450)
(92)		WHEAT (CBT)	12-Dec	(3,102,925)		(3,573,050)		(470,125)
(57)		WHEAT (KCB)	12-Sep	(1,918,400)		(2,154,600)		(236,200)
(45)		WHEAT (KCB)	12-Dec	(1,613,663)		(1,751,625)		(137,962)
See accompanying notes to financial statements.
Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2012
SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS
				Notional		Notional
No. of				Value at		Value at		Unrealized
Contracts		Name	Expiration	Trade date (a)		June 30, 2012 (a)		Gain/(Loss)
		US DOLLAR DENOMINATED (continued)
(48)		WHITE SUGAR (LIF)	12-Oct	$ (1,340,220)		$ (1,371,120)		$ (30,900)
(21)		WHITE SUGAR (LIF)	12-Dec	(585,580)		(585,270)		310
(2)		WTI CRUDE	13-Jan	(170,490)		(174,260)		(3,770)
(1)		WTI CRUDE	13-Mar	(89,140)		(87,950)		1,190
(119)		WTI CRUDE	12-Aug	(9,990,608)		(10,110,240)		(119,632)
(105)		WTI CRUDE	12-Sep	(8,889,810)		(8,963,850)		(74,040)
(56)		WTI CRUDE	12-Oct	(4,557,780)		(4,802,560)		(244,780)
(83)		WTI CRUDE	12-Nov	(6,874,100)		(7,155,430)		(281,330)
(40)		WTI CRUDE	12-Dec	(3,341,030)		(3,466,800)		(125,770)
								(10,031,347)

(13,585)		TOTAL SHORT FUTURES CONTRACTS		$ (1,307,779,908)		$ (1,319,780,309)		$ (12,000,401)

			Total unrealized gain/(loss) on Futures					$ 603,474

	(a)

This Schedule of Financial Futures provides the detail of futures contracts the fund held as of the date of the financial statements, June 30, 2012. The amounts shown in column 4 ("Notional Value at Trade Date") and column 5 ("Notional Value at June 30, 2012") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this Schedule of Financial Futures do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investment in the commodity pools outlined elsewhere in this report, which totals approximately $193,605,002.

No. of Contracts						Maturity		Market Value

		WRITTEN PUT OPTIONS - 0.0%
(17)		NASDAQ 100 E-MINI @ 2220				12-Jul		$ (612)
(4)		S&P 500 FUTR OPTN @ 1080				12-Sep		(9,600)
(2)		S&P 500 FUTR OPTN @ 1160				12-Jul		(475)
		TOTAL WRITTEN PUT OPTIONS (Proceeds - $37,330)						$ (10,687)

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012

ASSETS
Investment securities:
At cost	$ 801,966,852
At value	$ 801,841,749
Cash	123,889,945
Segregated cash at broker	108,958,159
Cash denominated in foreign currency (cost $16,620,025)	16,690,842
Receivable for Fund shares sold	1,545,232
Interest receivable	709,760
Unrealized appreciation on futures contracts	603,474
Receivable for derivative financial instrument transactions, net	428,098
Prepaid expenses and other assets	118,496
TOTAL ASSETS	1,054,785,755

LIABILITIES
Management fees payable	2,081,668
Investment advisory fees payable	1,284,102
Incentive fees payable	9,544,991
Overdraft due to broker denominated in foreign currency	1,991,487
Unrealized depreciation on forward foreign currency exchange contracts	833,564
Payable for Fund shares repurchased	485,487
Distribution (12b-1) fees payable	129,269
Fees payable to other affiliates	95,760
Options written, at value (proceeds $37,330)	10,687
Accrued expenses and other liabilities	439,336
TOTAL LIABILITIES	16,896,351
NET ASSETS	$ 1,037,889,404

Composition of Net Assets:
Paid in capital	1,083,149,973
Accumulated net investment loss	(48,746,417)
Accumulated net realized gain from investments	3,765,553
Net unrealized depreciation of investments and foreign currency	(279,705)
NET ASSETS	$ 1,037,889,404

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 514,983,322
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	53,486,562
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$ 9.63
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$ 10.22

Class C Shares:
Net Assets	$ 24,691,828
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,589,330
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 9.54

Class I Shares:
Net Assets	$ 498,214,254
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	51,528,009
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 9.67

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2012

INVESTMENT INCOME
Interest	$ 1,306,133

EXPENSES
Advisor fees	15,372,415
Incentive fees	17,805,724
Management fees	7,798,928
Distribution (12b-1) fees:
Class A	1,337,979
Class C	206,568
Administrative services fees	1,087,543
Non 12b-1 shareholder servicing fees	662,558
Transfer agent fees	289,893
Professional fees	132,651
Accounting services fees	112,714
Trustees fees and expenses	100,096
Custodian fees	75,143
Registration fees	72,050
Printing and postage expenses	43,884
Compliance officer fees	40,919
Insurance expense	15,433
Other expenses	487,609
TOTAL EXPENSES	45,642,107

Plus: Expense reimbursement recapture	113,372
NET EXPENSES	45,755,479

NET INVESTMENT LOSS	(44,449,346)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Foreign currency transactions	(1,131,222)
Forward foreign currency exchange contracts	(9,367,788)
Futures contracts	50,958,436
Investments	9,262
Options contracts purchased	(149,234)
Options contracts written	297,028
Net Realized Gain/(Loss)	40,616,482

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(10)
Forward foreign currency exchange contracts	(1,067,188)
Futures contracts	959,122
Investments	(127,951)
Options contracts written	4,658
Options contracts purchased	(2,268)
Net Change in Appreciation/(Depreciation)	(233,637)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	40,382,845

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (4,066,501)

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2012	June 30, 2011 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (44,449,346)	$ (10,058,554)
Net realized gain (loss) on investments and foreign currency	40,616,482	(36,710,832)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(233,637)	(46,068)
Net decrease in net assets resulting from operations	(4,066,501)	(46,815,454)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	-	(139,795)
Class I	-	(549,497)
From net realized gains
Class A	-	(1,611)
Class I	-	(5,754)
Total distributions to shareholders	-	(696,657)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	490,465,860	412,072,594
Class C	17,978,320	11,782,909
Class I	407,163,256	457,103,607
Net asset value of shares issued in reinvestment of distributions:
Class A	-	114,465
Class I	-	330,611
Redemption fee proceeds:
Class A	16,045	5,892
Class C	520	50
Class I	23,564	15,588
Payments for shares redeemed:
Class A	(342,385,576)	(23,190,555)
Class C	(3,865,053)	(228,897)
Class I	(295,139,297)	(42,795,887)
Net increase from shares of beneficial interest transactions	274,257,639	815,210,377

NET INCREASE IN NET ASSETS	270,191,138	767,698,266

NET ASSETS
Beginning of Period	767,698,266	-
End of Period *	$ 1,037,889,404	$ 767,698,266
*Includes accumulated net investment loss of:	$ (48,746,417)	$ (5,325,267)

SHARE ACTIVITY
Class A:
Shares Sold	50,252,077	40,577,842
Shares Reinvested	-	10,964
Shares Redeemed	(35,057,907)	(2,296,414)
Net increase in shares of beneficial interest outstanding	15,194,170	38,292,392

Class C:
Shares Sold	1,845,985	1,170,059
Shares Redeemed	(403,465)	(23,249)
Net increase in shares of beneficial interest outstanding	1,442,520	1,146,810

Class I:
Shares Sold	41,676,757	44,550,201
Shares Reinvested	-	31,668
Shares Redeemed	(30,490,628)	(4,239,989)
Net increase in shares of beneficial interest outstanding	11,186,129	40,341,880

(a)	The Altegris Managed Futures Strategy Fund, Class A and Class I commenced operations on August 26, 2010. Class C shares commenced operations on February 1, 2011.

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class C			Class I
	Year Ended	Period Ended		Year Ended		Period Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,		June 30,	June 30,		June 30,
	2012	2011 (1)		2012		2011 (2)	2012		2011 (1)
Net asset value, beginning of period	$ 9.61	$ 10.00		$ 9.59		$ 10.53	$ 9.63		$ 10.00

Income (loss) from investment operations:
Net investment gain/(loss) (3)	(0.43)	(0.31)		(0.50)		(0.18)	(0.41)		(0.29)
Net realized and unrealized gain/(loss) on investments	0.45	(0.05)		0.45		(0.76)	0.45		(0.04)
Total from investment operations	0.02	(0.36)		(0.05)		(0.94)	0.04		(0.33)

Less distributions from:
Net investment income	-	(0.03)		-		-	-		(0.04)
Net realized gains	-	(0.00)	(4)	-		-	-		(0.00)	(4)
Total distributions	-	(0.03)		-		-	-		(0.04)

Redemption fees collected (4)	0.00	0.00		0.00		0.00	0.00		0.00

Net asset value, end of period	$ 9.63	$ 9.61		$ 9.54		$ 9.59	$ 9.67		$ 9.63

Total return (5,6)	0.21%	(3.58)%	(7)	(0.52)%	(7)	(8.93)%	0.42%	(7)	(3.34)%

Net assets, at end of period (000s)	$ 514,983	$ 368,155		$ 24,692		$ 11,002	$ 498,214		$ 388,542

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (8,9)	4.54%	3.90%		5.29%		4.67%	4.29%		3.63%
Ratio of net expenses to average net assets (9)	4.55%	3.86%		5.30%		4.61%	4.30%		3.60%
Ratio of net investment loss to average net assets (9)	(4.42)%	(3.67)%		(5.17)%		(4.48)%	(4.17)%		(3.37)%

Ratio excluding the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (8,9)	1.94%	2.04%		2.69%		2.80%	1.69%		1.78%
Ratio of net expenses to average net assets (9, 10)	1.95%	2.00%		2.70%		2.75%	1.70%		1.75%
Ratio of net investment loss to average net assets (9)	(1.83)%	(1.82)%		(2.58)%		(2.64)%	(1.58)%		(1.53)%

Portfolio Turnover Rate (6)	0%	333%		0%		333%	0%		333%

(1)	The Fund's Class A and Class I shares commenced operations on August 26, 2010.
(2)	The Fund's Class C Shares commenced operations on February 1, 2011.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6) Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9) Annualized for periods less than one full year.
(10)	The Fund's expense ratios may differ from the Expense Limitation Agreement, reported in the prospectus, as it was amended on April 27, 2012. See Note 4

See accompanying notes to financial statements.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2012

1.

ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on August 26, 2010. The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

The consolidated financial statements of the Fund include AMFS Fund Limited (“AMFS”), a wholly-owned and controlled subsidiary of which the Fund may invest up to 25% of its total assets. AMFS invests in the global derivatives markets through the use of a separate controlled foreign corporation (“CFC”), Alternative Strategies Limited Fund (“ASL”). ASL, a wholly–owned subsidiary, is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on July 7, 2010 and is a disregarded entity for US tax purpose. ASL  uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.

A summary of the Fund’s investment in AMFS is as follows:

	Inception Date of AMFS	AMFS Net Assets at June 30, 2012	% Of Total Net Assets at June 30, 2012
AMFS	09/11/10	$ 193,605,002	18.7%

The Fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and Class I shares are offered at net asset value (“NAV”) without an initial sales charge.  All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.

Altegris Advisors, LLC (the “Advisor”) fair values AMFS investments daily based on the CTA’s position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisors estimate or the CTA’s estimate. The Advisors fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.   For financial reporting purposes, at June 30, 2012, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price at 4pm eastern time.

Options and Futures shall be valued at the close price at 4pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2012 for the Fund’s assets and liabilities

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

 measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Notes and Bonds	$ -	$ 273,395,581	$ -	$ 273,395,581
Certificates of Deposit	-	120,350,000	-	120,350,000
Commercial Paper	-	227,309,474	-	227,309,474
Discount Agency Notes	-	83,547,493	-	83,547,493
U.S. Government Obligations	-	97,234,973	-	97,234,973
Purchase options	4,228	-	-	4,228

Derivatives
Futures	$ 23,113,960	$ -	$ -	$ 23,113,960
Forward foreign currency exchange contracts	-	1,098,675	-	1,098,675

Liabilities
Derivatives
Written options	$ (10,687)	$ -	$ -	$ (10,687)
Futures	(22,510,486)	-	-	(22,510,486)
Forward foreign currency exchange contracts	-	(1,932,239)	-	(1,932,239)

* Refer to the Consolidated Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period ended.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2011 and 2012. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AMFS is an exempted Cayman investment company. AMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMFS is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AMFS net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Foreign Exchange Contracts amounted to $0 and $0, respectively. For the Year ended June 30, 2012, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $0 and $0, respectively.

During the normal course of business, the Company purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market risk Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty risk Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the majority of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, with Newedge Group, (the “Prime Broker”) the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

 Liquidity risk Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

 As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency risk The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

Futures and forwards - Futures and forward foreign currency exchange contracts (“forward contracts”) are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in an underlying of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavourable positions and thus could be subject to substantial losses.

As of June 30, 2012 the following Forward Currency Exchange contracts were open:

						Unrealized
		Expiration	Currency Amount	Cost		Appreciation / (depreciation)
Purchase Contracts	Currency	Dates	Purchased	(US $)	Fair Value
AUSTRALIAN DOLLAR	AUD	7/2-9/19/12	1,799,997	1,792,146	1,829,584	37,438
BRAZILIAN REAL	BRL	9/5/2012	3,200,062	1,556,769	1,573,308	16,539
CHILEAN PESO	CLP	7/31-9/20/12	1,923,853,640	3,847,707	3,833,468	(14,239)
CHINA YUAN RENMINBI	RMB	7/31-9/28/12	105,702,291	16,666,772	16,663,275	(3,497)
COLOMBIAN PESO	COP	9/19/2012	17,117,174,723	10,206,586	10,158,669	(47,917)
CZECH KORUNA	CZK	7/2-9/19/12	33,360,972	1,654,821	1,654,944	123
EURO	EUR	7/2-9/19/12	4,900,000	6,166,600	6,211,064	44,464
HUNGARY FORINT	HUF	9/19/2012	1,191,640,630	5,054,586	5,192,549	137,963
INDIAN RUPEE	INR	7/31-9/20/12	120,178,229	2,098,434	2,134,121	35,687
INDONESIAN RUPIAH	IDR	7/31-9/19/12	21,809,248,800	2,180,924	2,201,232	20,308
MALAYSIAN RINGGIT	MYR	7/31/2012	2,538,935	800,000	797,392	(2,608)
MEXICAN PESO	MXN	9/19/2012	27,709,691	2,015,703	2,056,797	41,094
NEW ISRAELI SHEKEL	ILS	9/19/2012	387,147	100,000	98,704	(1,296)
NEW ZEALAND DOLLAR	NZD	7/2-9/19/12	1,636,471	1,283,581	1,304,630	21,049
NORWEGIAN KRONE	NOK	7/2-9/19/12	92,684,601	15,488,711	15,509,099	20,388
PERUVIAN NUEVO SOL	PEN	9/19/2012	18,201,699	6,693,594	6,788,575	94,981
PHILIPPINO PESO	PHP	7/31-9/19/12	466,395,669	11,011,280	11,012,174	894
POLISH ZLOTY	PLN	7/3-9/19/12	23,683,660	6,884,778	7,006,822	122,044
REPUBLIC OF KOREA WON	KRW	9/19/2012	3,854,166,278	3,468,750	3,503,387	34,637
RUSSIAN ROUBLE	RUB	7/31-9/19/12	320,103,957	9,961,256	9,796,590	(164,666)
SINGAPORE DOLLAR	SGD	9/19/2012	3,799,873	2,984,371	3,004,053	19,682
SOUTH AFRICAN RAND	ZAR	7/3-9/19/12	27,265,020	3,238,754	3,299,573	60,819
SWEDISH KRONA	SEK	7/2-9/19/12	84,044,522	11,930,714	12,105,690	174,976
TAIWAN DOLLAR	TWD	9/10-9/19/12	221,797,859	7,440,068	7,443,449	3,381
THAI BAHT	THB	9/19/2012	86,464,380	2,715,994	2,725,359	9,365
TURKISH LIRA NEW	TRY	9/19/2012	16,672,940	9,051,348	9,062,804	11,456

				$ 146,294,247	$ 146,967,312	$ 673,065

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

						Unrealized
		Expiration	Currency Amount	Cost		Appreciation /(depreciation)
Sales Contracts *	Currency	Dates	Sold	(US $)	Fair Value
AUSTRALIAN DOLLAR	AUD	7/2-9/19/12	(699,991)	$ (705,191)	$ (713,425)	$ (8,234)
BRAZILIAN REAL	BRL	9/5/2012	(6,399,593)	(3,014,649)	(3,146,617)	(131,968)
CHILEAN PESO	CLP	7/31-9/20/12	(2,764,465,902)	(5,288,175)	(5,384,492)	(96,317)
CHINA YUAN RENMINBI	RMB	7/31/2012	(40,404,877)	(6,366,771)	(6,379,684)	(12,913)
COLOMBIAN PESO	COP	9/19/2012	(6,868,214,153)	(3,899,802)	(3,910,989)	(11,187)
CZECH KORUNA	CZK	7/2-9/19/12	(92,966,471)	(4,557,899)	(4,614,975)	(57,076)
EURO	EUR	7/2-9/19/12	(24,899,999)	(31,462,150)	(31,565,478)	(103,328)
HUNGARY FORINT	HUF	9/19/2012	(635,308,219)	(2,674,071)	(2,789,378)	(115,307)
INDIAN RUPEE	INR	9/20/2012	(220,013,397)	(3,876,222)	(3,903,927)	(27,705)
INDONESIAN RUPIAH	IDR	9/19/2012	(29,883,405,100)	(2,988,340)	(2,995,528)	(7,188)
MALAYSIAN RINGGIT	MYR	7/31/2012	(1,273,084)	(400,000)	(399,817)	183
MEXICAN PESO	MXN	9/19/2012	(51,406,472)	(3,647,630)	(3,816,584)	(168,954)
NEW ISRAELI SHEKEL	ILS	9/19/2012	(1,554,615)	(400,000)	(396,316)	3,684
NEW ZEALAND DOLLAR	NZD	7/2-9/19/12	(1,348,051)	(1,054,770)	(1,074,751)	(19,981)
NORWEGIAN KRONE	NOK	7/2-9/19/12	(46,448,995)	(7,763,577)	(7,772,420)	(8,843)
PERUVIAN NUEVO SOL	PEN	9/19/2012	(13,000,236)	(4,861,269)	(4,848,982)	12,287
PHILIPPINO PESO	PHP	9/19/2012	(167,029,294)	(3,894,544)	(3,935,764)	(41,220)
POLISH ZLOTY	PLN	7/3-9/19/12	(11,417,340)	(3,313,654)	(3,379,085)	(65,431)
REPUBLIC OF KOREA WON	KRW	9/19/2012	(7,093,660,438)	(5,674,928)	(5,845,432)	(170,504)
RUSSIAN ROUBLE	RUB	7/31-9/19/12	(302,333,043)	(9,094,965)	(9,235,396)	(140,431)
SINGAPORE DOLLAR	SGD	9/19/2012	(9,500,034)	(7,414,996)	(7,510,131)	(95,135)
SOUTH AFRICAN RAND	ZAR	7/3-9/19/12	(27,188,206)	(3,196,812)	(3,291,644)	(94,832)
SWEDISH KRONA	SEK	7/2-9/19/12	(45,470,111)	(6,468,051)	(6,549,796)	(81,745)
TAIWAN DOLLAR	TWD	7/31-9/19/12	(649,307,489)	(21,749,912)	(21,810,347)	(60,435)
THAI BAHT	THB	9/19/2012	(221,306,552)	(6,968,223)	(6,977,423)	(9,200)
TURKISH LIRA NEW	TRY	9/19/2012	(6,258,622)	(3,407,043)	(3,401,892)	5,151

				$ (154,143,644)	$ (155,650,273)	$ (1,506,629)

Total unrealized loss on forward contracts						$ (833,564)

* For the purpose of this presentation, each cross-currency contract is shown as both a purchase and a sale against the US Dollar.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the year ended June 30, 2012, were as follows:

	Number of	Premiums
Written Put Options	Contracts	Received
Options outstanding, beginning of period	24	$ 29,235
Options purchased/written	261	305,430
Options closed	(2)	(14,000)
Options exercised	-	-
Options expired	(260)	(283,335)
Options outstanding, end of period	23	$ 37,330

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

The amounts of derivative instruments disclosed, on the Consolidated Portfolio of Investments at June 30, 2012 is a reflection of the volume of derivative activity for the Fund.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2012:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securites	Options written at Value
Interest rate contracts	Unrealized appreciation on futures contracts
Currency	Unrealized appreciation on forward currency exchange contracts	Unrealized depreciation on forward currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2012:

Asset Derivatives Investment value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total value at June 30, 2012
Futures *	$ 6,913,146	$ 1,487,358	$ 9,091,433	$ 5,622,023	$ 23,113,960
Purchased Options	4,228	-	-	-	4,228
Forward Contracts	-	1,098,675	-	-	1,098,675
	$ 6,917,374	$ 2,586,033	$ 9,091,433	$ 5,622,023	$ 24,216,863

Liability Derivatives Investment value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total Value at June 30, 2012
Futures *	$ (3,483,924)	$ (3,793,748)	$ (10,652,514)	$ (4,580,300)	$ (22,510,486)
Written Options	(10,687)	-	-	-	(10,687)
Forward Contracts	-	(1,932,239)	-	-	(1,932,239)
	$ (3,494,611)	$ (5,725,987)	$ (10,652,514)	$ (4,580,300)	$ (24,453,412)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2012:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain (loss) from forward foreign currency exchange contracts

    Interest rate contracts

Net realized gain (loss) from futures contracts

Net realized gain (loss) from option contracts purchased

Net realized gain (loss) from option contracts written

Appreciation (depreciation) on forward foreign currency exchange contracts   Appreciation (depreciation) on futures contracts

Appreciation (depreciation) on options contracts written

Appreciation (depreciation) on options contracts purchased

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended June 30, 2012:

Realized gain/(loss) on derivatives recognized in the statement of operations
Derivative Investment type	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at June 30, 2012
Futures	$ 35,600,454	$ (20,778,635)	$ (13,668,722)	$ 49,805,339	$ 50,958,436
Purchased Options	(149,234)	-	-	-	(149,234)
Written options	297,028				297,028
Forward Contracts	-	(9,367,788)	-	-	(9,367,788)
	$ 35,748,248	$ (30,146,423)	$ (13,668,722)	$ 49,805,339	$ 41,738,442

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of operations
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interst Rate contracts	Total Value at June 30, 2012
Futures	$ 3,024,117	$ (4,243,257)	$ 933,485	$ 1,244,777	$ 959,122
Purchased Options	(2,268)	-	-	-	(2,268)
Written options	4,658				4,658
Forward Contracts	-	(1,067,188)	-	-	(1,067,188)
	$ 3,026,507	$ (5,310,445)	$ 933,485	$ 1,244,777	$ (105,676)

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor. The Fund’s Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (ASL) or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to each of the Class A, Class C and Class I shares, respectively. Effective, April 27, 2012, the Fund’s adviser has amended the expense limitation Agreement to reduce the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (ASL) or extraordinary expenses such as litigation) will not exceed 1.90%, 2.65% and 1.65% of the daily average net assets attributable to each of the Class A, Class C and Class I shares, respectively and agreed to reduce its fees and/or absorb

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

expenses of the Fund, until at least October 31, 2013. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of June 30, 2012, the Advisor has recaptured all prior period expense reimbursements in the amount of $113,372.

During the year ended June 30, 2012, ASL engaged Winton Capital Management (Winton), Altis Partners Limited (Altis), Welton Investment Corporation (Welton), Abraham Trading Company (Abraham), Quantitative Investment Management (QIM), Lynx Asset Management AB (Lynx), Cantab Capital Partners, LLP (CCP) and Capital Fund Management SA (CFM DTP); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreements with ASL, Winton, Altis, Welton, Abraham, QIM, Lynx, CCP and CFM are entitled to receive fees in arrears on a quarterly basis in respect of certain advisory and controlling services to each of the respective CTA portfolios. As compensation for its services and the related expenses borne by each CTA, the Fund agrees to pay a management fees and incentive fees, respective to each. Per Agreements for services rendered during the year ended June 30, 2012, the CTA’s, as a whole received, $7,798,928 in management fees and $17,805,724 in incentive fees of which $2,081,668 in management fees and $1,284,102 in incentive fees were payable at end of the year.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2012, pursuant to the Plan, Class A and Class C shares paid $1,337,979 and $206,568, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. The Distributor is an affiliate of GFS. During the year ended June 30, 2012, the Distributor received $335,151 in underwriting commissions for sales of Class A shares, of which $45,134 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The administration of ASL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with ASL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of ASL prior to subscriptions issued, and before any management fees accrued. Such fee is paid quarterly in arrears. The fee is subject to a monthly minimum charge of $37,500 per month. Additional fees may be incurred due to out of pocket expenses or additional services rendered.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund and Altegris Equity Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2012

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the year ended June 30, 2012, Class A, Class C and Class I assessed redemption fees in the amounts of $16,045, $520 and $23,564, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Ordinary Income	$ -	$ -
Long-Term Capital Gain	-	-
Return of Capital	-	696,657
	$ -	$ 696,657

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized		Total
Ordinary	Long-Term	Loss	October	Appreciation/	Other Book/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Tax Differences	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (19,839,926)	$ (25,420,643)	$ (45,260,569)

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for the CFC and short-term capital gains, resulted in reclassification for the period ended June 30, 2012 as follows: a decrease in paid in capital of $1,018,934; a decrease in accumulated net investment losses of $1,028,196; and a decrease in accumulated net realized gain from security transactions of $9,262.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the most prominent changes addresses capital loss carry forwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund Section 2(a)(9) of the Act.  As of June 30, 2012, Genworth Financial Trust held 48% of the voting securities of Class A and Charles Schwab held approximately 29% of the voting securities Class I.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. These amendments will not have a material impact on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Northern Lights Fund Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Managed Futures Strategy Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and the period August 26, 2010 (commencement of operations) through June 30, 2012, and the consolidated financial highlights for each of the years or periods indicated therein. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Managed Futures Strategy Fund at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period August 26, 2010 (commencement of operations) through June 30, 2012, and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

August 29, 2012

Altegris Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2012

As a shareholder of the Altegris Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2012 and ending June 30, 2012.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1.
Annualized	Beginning	Ending	Expenses Paid
Actual Expense	Account Value	Account Value	During Period *
Expenses Ratio	1/1/2012	6/30/2012	1/1/2012 – 6/30/12
Class A 4.55%	$1,000.00	$986.70	$22.48
Class I 4.30%	$1,000.00	$987.70	$21.25
Class C 5.30%	$1,000.00	$981.50	$26.11
Table 2.
	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period *
(5% return before expenses)	1/1/2012	6/30/2012	1/1/2012 – 6/30/12
Class A 4.55%	$1,000.00	$1,002.24	$22.65
Class I 4.30%	$1,000.00	$1,003.48	$21.42
Class C 5.30%	$1,000.00	$ 998.51	$26.34

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement –Altegris Managed Futures Strategy Fund

In connection with a regular meeting held on June 20, 2012, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Trust, on behalf of Altegris Managed Futures Strategy Fund (“Altegris Managed” or the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials from Altegris specifically related to the Agreement.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the experience of its Fund management personnel and the significant resources available to the Adviser.  The Board noted that with respect to the quality of services, the Adviser enjoys a strong working relationship with the Fund.  Fund compliance personnel noted that the Adviser is proactive with compliance matters, and Fund management further noted that the Adviser proactively assesses risks.  The Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

 Performance.  The Trustees reviewed one year and since inception performance information for the Fund.  They noted that although the Fund was negative 7.15% for the year, its performance exceeded that of its peer group and the Morningstar Managed Futures Category averages, which were negative 9.39% and negative 10.37%, respectively.  Based on their review of the performance information provided, the Board concluded that the Fund’s performance was reasonable.

 Fees and Expenses.  The Board noted that the Adviser charges a 1.50% annual advisory fee based on the average net assets of the Fund.  They further noted that the advisory fee was high relative to its peer group and the Morningstar average, but compared to other multi-manager managed futures mutual funds, the Fund’s advisory fee was among the low to mid-range for fees.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Adviser provides to the Fund and that the Adviser is expected to continue to provide to the Fund, and in light of the fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board noted that shareholders are currently benefiting from the contractual breakpoints.  They further noted that the size of the fund is expected to grow to a point were an additional breakpoint will be realized.  The Board’s consensus was that the existing economies of scale appropriately benefit shareholders and breakpoints received by shareholders were reasonable.

 Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the Adviser. The Board also considered whether the Adviser benefits from other activities related to the Fund. The Board noted the Fund’s investment returns and the benefits the shareholders have realized from these investment returns.  The Trustees concluded that because of the Fund’s expense limitation agreement and its expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

Altegris Managed Futures Strategy Fund

TRUSTEES AND OFFICERS (Unaudited)

June 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is PO Box 541150 Omaha, NE 68154-1150.

Independent Trustees
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	98	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	99

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	99	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Interested Trustees and Officers
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	98	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Brian Nielsen Born in 1972	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Adviser Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and GemCom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Funds Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $32,000

2011 - $18,000

(b)

Audit-Related Fees

2012 -  None

2011 -  None

(c)

Tax Fees

2012 - $9,450

2011 - $9,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $9,450

2011 - $9,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/10/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/10/12